UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 27, 2005

                            THE SERVICEMASTER COMPANY
             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                  1-14762                    36-3858106
           --------                  -------                    ----------
(State or Other Jurisdiction  (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                   Identification Number)


     3250 Lacey Road, Suite 600, Downers Grove, Illinois            60515
     ---------------------------------------------------            -----
          (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (630) 663-2000
                                                            --------------

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

_____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_____ Soliciting material pursuant to Rule 14a - 12 under the Exchange Act (17 CFR 240.14a - 12)

_____ Pre-commencement communications pursuant to Rule 14d - 2(b) under the Exchange Act (17 CFR 240.14d(b))

_____ Pre-commencement communications pursuant to Rule 13e - 4(c) under the Exchange Act (17 CFR 240.13e - 4(c))

Item 2.02.  Results of Operations and Financial Condition.

On  August  2,  2005,  The  ServiceMaster   Company,   a  Delaware   corporation
("ServiceMaster"), issued a press release, a copy of which is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

The information set forth under Item 2.02 of this report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 27, 2005, the Board of Directors of ServiceMaster elected J. Patrick Spainhour, Chairman and Chief Executive Officer of AnnTaylor Stores Corporation, to serve on ServiceMaster's Board of Directors effective immediately.

Mr. Spainhour has served as Chairman and Chief Executive Officer of AnnTaylor Stores Corporation since 1996. Mr. Spainhour has been appointed to serve also as a member of the Audit and Finance Committee of the Board of Directors of ServiceMaster.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

    99.1   Press Release issued by The ServiceMaster Company on August 2, 2005.





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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 THE SERVICEMASTER COMPANY


Date:  August 2, 2005            By:  /s/  Jim L. Kaput
                                     ------------------------------------
                                     Jim L. Kaput
                                     Senior Vice President and General Counsel



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




                                  EXHIBIT INDEX
Exhibit
Number   Description of Exhibit
------   ----------------------

99.1     Press Release issued by The ServiceMaster Company on August 2, 2005.







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